SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant	[ x ]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	Confidential, for Use of the Commission
[ x ]	Definitive Proxy Statement	Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12.

C-CHIP TECHNOLOGIES CORPORATION
Name of Registrant as Specified in its Charter)

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[ ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

C-CHIP TECHNOLOGIES CORPORATION 4710 St-Ambroise Suite 227 Montreal, Quebec Canada H4C 2C7

May 31, 2005

Dear C-Chip Technologies Corporation Shareholder:

I am pleased to invite you to the Special Meeting of the Shareholders of C-Chip Technologies Corporation, a Nevada corporation (the "Company", "C-Chip", "we", "us" or "our"). The meeting will be at 10:00 a.m. local time on July 15th, 2005, at 1155, René-Levesque West, Suite 2720, Montreal, Quebec, Canada.

At the meeting, you and the other shareholders will vote on the following:

1.	an amendment to our Articles of Incorporation to change our name to Manaris Corporation, a Nevada corporation

2.

an amendment to our Articles of Incorporation, to increase the number of authorized shares of common stock from 100,000,000 shares of common stock to 500,000,000 shares of common stock $0.00001 par value per share;

3.	any other business that may properly come before the meeting.

Details relating to these matters are set forth in the attached Proxy Statement. All shareholders of record as of the close of business on May 31, 2005 will be entitled to notice of, and to vote at, such meeting or at any adjournment or postponement thereof.

We hope you can join us on July 15, 2005. Your vote on these matters is important. To vote at the meeting, please either attend the meeting or complete, sign and date the enclosed proxy card and return it in the accompanying postage paid envelope. If you plan to attend the meeting in person, please call (514) 337-2447 to RSVP and get directions.

Thank you for your continued support.

Very truly yours,

Stephane Solis
Member of the Board of Directors

C-CHIP TECHNOLOGIES CORP.
4710 St-Ambroise
Suite 227
Montreal, Quebec
Canada H4C 2C7

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 15, 2005

Notice is hereby given that the Special Meeting of Shareholders of C-Chip Technologies Corporation., a Nevada corporation (the "Company"), will be held at 1155, René-Levesque West, Suite 2720, Montreal, Quebec, Canada, on July 15, 2005 at 10:00 a.m. local time for the following purpose:

1.	to amend our Articles of Incorporation to change the name of the Company to Manaris Corporation, a Nevada corporation,

2.	to amend our Articles of Incorporation to increase the number of authorized shares of common stock we may issue from 100,000,000 shares to 500,000,000 shares, par value $0.00001 per share;

3.	any other business that properly comes before the meeting.

Only shareholders of record at the close of business on May 31, 2005 will be entitled to notice of, and to vote at, the Special Meeting, or any adjournment thereof, notwithstanding the transfer of any stock on the books of the Company after this record date. A list of these shareholders will be open for examination by any shareholder at the Special Meeting, and for ten days prior thereto at the Company' s principal executive offices at 4710 St-Ambroise, Suite 227, Montreal, Quebec, Canada H4C.

By Order of the Board of Directors,

Stephane Solis
President

Montreal, Quebec, Canada
May 31, 2005

PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO US, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

THE SPECIAL MEETING

This proxy statement is solicited by and on behalf of the Board of Directors of C-Chip Technologies Corporation (the "Company") for use at a Special Meeting of Shareholders to be held on July 15, 2005 at 1155, René-Levesque West, Suite 2720, Montreal, Quebec, Canada, at 10:00 a.m. local time, or at any adjournments thereof. The solicitation of proxies by the Board of Directors will be conducted by mail. Additionally, officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. These officers, directors and employees will not receive any extra compensation for these services. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock of the Company (the "Common Stock"). The costs of the solicitation will be borne by the Company. This proxy statement and the form of proxy will be first mailed to shareholders of the Company on or about June 12, 2005.

Purpose of the Special Meeting

The purpose of the 2005 Special Meeting is to: (i) amend to our Articles of Incorporation to change our name to Manaris Corporation, a Nevada corporation; (ii) amend our Articles of Incorporation to increase the number of authorized shares of common stock we may issue from 100,000,000 to 500,000,000 with a par value of $0.00001 per share; and (iii) any other business that properly comes before the meeting. Although the Board does not anticipate that any other issues will come before the 2005 Special Meeting (the "Special Meeting"), your executed proxy gives the official proxies the right to vote your shares in their discretion on any other matter properly brought before the Special Meeting.

Quorum Requirements

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders of a majority of the outstanding shares of common stock are present at the meeting in person or by proxy. Shares held by the Company in its treasury are not entitled to vote and do not count toward a quorum. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

Vote Required

If a quorum is present, the affirmative vote of a majority of all shares entitled to vote at the Special Meeting will be required to approve proposals 1 and 2 above; and a majority of votes cast at the Special Meeting will be required on any other matter that may properly be submitted to a vote at the meeting. Any shares present but not voted, including abstentions and broker non-votes, will not be considered as votes cast for or against a proposal and will have no effect on the voting of a proposal. Each holder of Common Stock is entitled to one (1) vote for each share held.

The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining the shareholders entitled to vote, was the close of business on May 31, 2005 (the "Record Date"). The Board of Directors of the Company adopted the resolution approving and recommending the proposals on May 18, 2005. As of May 31, 2005, the Company had 54,536,002 shares outstanding of common stock, $0.00001 par value per share. No other series of stock is authorized or outstanding. Holders of the shares of Common Stock have no preemptive rights. All outstanding shares are fully paid and non-assessable. The transfer agent for the Common Stock is Pacific Stock Transfer Company, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119, telephone number (702) 361-3033.

How to Vote

If your shares of C-Chip common stock are held by a broker, bank or other nominee (in "street name"), you will receive information from them on how to instruct them to vote your shares.

If you hold shares of C-Chip common stock in your own name (as a " shareholder of record"), you may give instructions on how your shares are to be voted by marking, signing, dating and returning the enclosed proxy card in the accompanying postage paid envelope.

A proxy, when executed and not revoked, will be voted in accordance with its instructions. If no instructions are given, proxies will be voted FOR all above proposals.

Revoking a Proxy

You may revoke a proxy before the vote is taken at the meeting by:

*	submitting a new proxy with a later date,
*	by voting at the meeting, or
*	by filing a written revocation with the Company's Secretary

Your attendance at the Special meeting will not automatically revoke your proxy.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth information as of May 31, 2005, concerning the beneficial ownership of C-Chip' s Common Stock by each person who beneficially owns more than five percent of the Common Stock, by each of C-Chip' s executive officers and directors, and by all executive officers and directors as a group.

			Percent of
Name			Class [7]

Stéphane Solis	925,000	President and Chief Executive Officer	1.70%

André Monette	37,500	Treasurer and Chief Financial Officer	0.07%

Robert Clarke	112,500	Chairman of the Board of Directors	0.21%

John Fraser	226,250	Secretary and a Director	0.41%

Cherry Lee	56,250	Director	0.10%

All officer and Directors as a
Group (5 Persons)	1,357,500		2.49%

Capex Investments Ltd	5,900,560	[1]	10.82%
315 St. James Court
St. Denis Street
Port Louis
Republic of Mauritius

[1]     This company is controlled by Robert Clarke, a member of the board of directors.

Rule 13d-3 under the Securities Exchange Act of 1934, provides for the determination of beneficial owners of securities. That rule includes as beneficial owners of securities, any person who directly or indirectly has, or shares, voting power and/or investment power with respect to such securities.

Proposals

PROPOSAL ONE

TO AMEND OUR ARTICLES OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY FROM
C-CHIP TECHNOLOGIES CORPORATION TO
MANARIS CORPORATION

The Board of Directors of the Company has approved and is recommending to shareholders of the Company's Common Stock the proposed amendment to the Company's Articles of Incorporation changing the name of the Company from C-Chip Technologies Corporation to Manaris Corporation.

Purpose of the Proposal

The Board of Directors has determined that it would be in the best interest of the Company to change the name of the Company to MANARIS CORPORATION to be more reflective of the Company's broadened mission and expanded business which now includes enterprise risk management services and solutions.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION CHANGING THE COMPANY'S NAME FROM C-CHIP TECHNOLOGIES CORPORATION TO MANARIS CORPORATION.

PROPOSAL TWO

TO AMEND OUR ARTICLES OF INCORPORATION
TO AUTHORIZE AN INCREASE IN THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES OF COMMON
STOCK TO 500,000,000 SHARES OF COMMON STOCK, $0.00001 PAR VALUE PER SHARE

The Board of Directors of the Company has approved and is recommending to shareholders of the Company's Common Stock the proposed amendment to the Company's Articles of Incorporation authorizing an increase in the number of authorized shares of Common Stock that the Company may issue from one hundred million (100,000,000) to five hundred million (500,000,000) shares with a par value of $0.00001 per share. The proposed authorized shares of Common Stock will have all the same rights and restrictions as the Common Stock currently authorized.

Purpose of the Proposal

The Company currently has issued and outstanding 54,430,809 shares of its common stock. Its authorized capital consists of 100,000,000 shares of common stock $0.00001 par value per share. That leaves 45,569, 191 shares of common stock available for issuance at this time. The Company believes that it will need additional shares of common stock available for issuance in the future and believes that it is prudent at this time to increase the Company's authorized capital. The Company has no plans to issue additional shares of common stock at this time.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION AUTHORIZING AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM, 100,000,000 SHARES OF COMMON STOCK TO 500,000,000 SHARES OF COMMON STOCK $0.00001 PAR VALUE PER SHARE.

Additional Information

The Company files reports and other information with the SEC. Copies of these documents may be obtained at the SEC's public reference rooms in Washington, D.C. The Company's SEC filings are also available from commercial document retrieval services or on the SEC's website at http://www.sec.gov. Shareholders may also request a copy of the Company's SEC reports by contacting the Company's Secretary at 4710 St-Ambroise, Suite 227, Montreal, Quebec, Canada H4C, telephone (514) 337-2447.

Other Matters

The Company does not know of any matters other than those described above to be voted on at the Special Meeting. However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to the discretion of the Board of Directors.

By order of the Board of Directors,

Stephane Solis
President

C-CHIP TECHNOLOGIES CORP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 15, 2005

The undersigned hereby appoints Stephane Solis and John Fraser, or either of them, as proxies, with full power of substitution, and hereby authorizes each of them to vote, as designated on the reverse side, all shares of Common Stock of C-Chip Technologies Corporation held of record by the undersigned on May 31, 2005 at a Special Meeting of Shareholders of C-Chip Technologies Corporation on July 15, 2005, and any adjournments or postponements thereof, with all the powers that the undersigned would possess if personally present.

Please mark your vote as indicated in this example.

1.   Proposal to amend the Articles of Incorporation to change the name of the Company from C-Chip Technologies Corporation to Manaris Corporation.

For	Against	Abstain

2.   Proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock that the Company may issue from 100,000,000 to 500,000,000 shares with a par value of $0.00001 per share.

For	Against	Abstain

Authorized Signatures - This Section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. When shares are held by joint holders, both must sign. When signing as attorney, trustee, administrator, guardian or corporate officer, please provide your FULL title. If partnership, please sign in partnership name by authorized person.

Signature 1 Please sign within the box.	Signature 2 (Joint Owners) Please sign within the box.
Date (mm/dd/yy)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS 1, 2 AND 3. THE PROXIES NAMED ABOVE ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY

PROMPTLY USING THE ENCLOSED ENVELOPE.